UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2007

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-28472	77-0333728
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

357 Castro Street, Suite 5
Mountain View, California 94041
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 938-8815

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -Other Events

Item 8.01	Other Events

The Board of Directors of the Registrant has approved the calling of the Annual Meeting of Stockholders to be held on October 15, 2007. The Registrant will be distribute to stockholders of record as of August 10, 2007 an Information Statement describing the actions to be taken at the meeting. The stockholders will be asked to elect new directors; to appoint the Registrant’s independent auditors; and to approve an amendment to the Registrant’s Bylaws to reduce the number of directors to three.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.

Date: August 8, 2007	By:	/s/ Mali Kuo
Mali Kuo
Chief Executive Officer